INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 10:-	INCOME TAXES

a.	Tax benefits under the Israel Law for the Encouragement of Capital Investments, 1959 (the "Law"):

Commencing 2011, the Company elected to apply the new Preferred Enterprise benefits. Benefits granted to a Preferred Enterprise include reduced tax rates. The tax rate is 15% in 2011 and 2012, 12.5% in 2013 and 16% starting from 2014.

A distribution from a Preferred Enterprise out of the "Preferred Income" would be subject to 15% withholding tax for Israeli-resident individuals and non-Israeli residents (subject to applicable treaty rates).

Pursuant to Amendment 69 to the Israeli Investment Law ("Amendment 69"), a company that elected by November 11, 2013 to pay a reduced corporate tax rate as set forth in that amendment (rather than the regular corporate tax rate applicable to Approved Enterprise income) with respect to undistributed exempt income accumulated by the company until December 31, 2011 is entitled to distribute a dividend from such income without being required to pay additional corporate tax with respect to such dividend. A company that has so elected must make certain qualified investments in Israel over the five-year period commencing in 2013. A company that has elected to apply the amendment cannot withdraw from its election.

During 2013, the Company applied the provisions of Amendment 69 to all undistributed exempt profits accrued prior to 2011 by the Company and its Israeli subsidiary. Consequently, the Company paid ILS 6.3 million ($ 1.8) corporate tax on exempt income of ILS 63.2 million ($ 18.2). This income is available to be distributed as dividends in future years with no additional corporate tax liability. As a result, the Company is required to invest ILS 4.7 million ($ 1.4) in its industrial enterprises in Israel over a five year period. Such investment may be in the form of the acquisition of industrial assets (excluding real estate assets), investment in R&D in Israel, or payroll payments to new employees to be hired by the enterprise.

b.	Corporate tax rates in Israel:

Taxable income of Israeli companies is subject to tax at the rate of 25% in 2013 and in 2012 and 24% in 2011. On July 2013 the economic plan for 2013-2014 was approved. Its main purpose is to deepen collecting taxes in those years. It includes among other fiscal changes, raising taxable income of Israeli companies from 25% to 26.5% in 2014 and onwards.

c.	Income taxes of non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.

d.
Tax reports filed by the Company and its subsidiaries in Israel through the year ended December 31, 2011 are considered final. The U.S tax returns of the U.S subsidiaries Smilebox and Incredimail Inc. remain subject to examination by the U.S tax authorities for the tax years beginning on December 31, 2010.

e.	Tax loss carry-forwards:

The Company has a Net operating loss carry-forwards in the United States as of December 31, 2013 of $ 14,800.

Net operating losses in the U.S. may be carried forward through periods which will expire in the years starting from 2026 up to 2031. Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

f.	Deferred tax assets, net:

Deferred taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes.

Components of the Company's deferred tax assets (liabilities) are as follows:

	December 31,
	2012	2013
Deferred tax assets:
Net operating loss carry forwards	$5,498	$4,931
Other	500	920

Deferred tax assets, before valuation allowance	5,998	5,851
Valuation allowance	(3,952)	(3,984)

Total deferred tax assets, net of valuation allowance	2,046	1,867

Deferred tax liabilities:
Intangible assets	(5,248)	(4,523)
Capitalized software development costs	(148)	(338)

Total deferred tax liabilities	(5,396)	(4,861)

Deferred tax liability, net	$(3,350)	$(2,994)

Domestic:

	December 31,
	2012	2013

Current deferred tax asset, net	$360	$110
Current deferred tax liability	(971)	(659)
Non-current deferred tax asset, net	140	73
Long-term deferred tax liability	(2,879)	(2,518)

	$(3,350)	$(2,994)

Current deferred tax assets, net, is included within other receivables and prepaid expenses in the balance sheets. Current deferred tax liability, net, is included within accrued expenses and other liabilities in the balance sheets. Non-current deferred tax asset, net is included within other assets on the balance sheets. Long term deferred tax is included within other long term liabilities on the balance sheet.

g.	Reconciliation of the Company's effective tax rate to the statutory tax rate in Israel:

	Year ended December 31,
	2011	2012	2013

Income before taxes on income	$5,840	$6,007	$2,647

Statutory tax rate in Israel	24%	25%	25%

Theoretical income tax expense	$1,402	$1,502	$662
Increase (decrease) in tax expenses resulting from:
"Preferred Enterprise" benefits (*)	(1,751)	(1,369)	(1,091)
Non-deductible expenses	78	757	2,406
Previous years taxes	(156)	-	(672)
Tax on previously distributed dividend from tax-exempt income	-	812	-
Loss and timing differences for which no deferred taxes were recorded	994	1,009	247
Change in statutory tax rate	-	-	757
Tax adjustment in respect of different tax rate of foreign subsidiaries	(400)	(151)	78
Other	5	(87)	(50)

Taxes on income	172	2,473	2,337

(*) Benefit per Ordinary share, resulting from " Preferred Enterprise " status:
Basic	$0.18	$0.13	$0.18
Diluted	$-	$0.13	$0.17

h.	Income taxes are comprised as follows:

	Year ended December 31,
	2011	2012	2013

Deferred tax benefit	$(1,140)	$(172)	$(356)
Current taxes	1,312	2,645	2,693

	$172	$2,473	$2,337

i.	Uncertain tax position:

Reconciliation of the beginning and ending balances of unrecognized tax benefits

	December 31,
	2012	2013
Balance at January 1	$2,151	$3,952
Additions for prior year tax positions	622	115
Decrease related to settlement with tax authorities (refer to note 2l)	-	(3,844)
Additions in tax positions for current year	1,179	351

Balance at December 31	$3,952	$574

As of December 31, 2013, the entire amount of the unrecognized tax benefits could affect the Company's income tax provision and the effective tax rate.

During the years ended December 31, 2013, 2012 and 2011 an amount of $ 14, $ 161 and $ 18, respectively, was added to the unrecognized tax benefits derived from interest and exchange rate differences expenses related to prior years' uncertain tax positions. As of December 31, 2013 and 2012, the Company had accrued interest liability related to uncertain tax positions in the amounts of $ 14 and $ 246 respectively, which is included within income tax accrual on the balance sheets.

In December 2013 the Company reached settlements with the Israeli Tax Authorities regarding the Company's and its Israeli subsidiary's corporate tax returns from the years 2009-2011 and 2009-2012, respectively. The settlements amounted to a total payment of NIS 10,295 ($ 2,966) including payments for corporate tax on exempt income (refer to above). The Company had provisions for the related years in the amount of NIS 13,343 ($ 3,844).

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlements. The final tax outcome of its tax audits could be different from that which is reflected in the Company's income tax provisions and accruals. Such differences could have a material effect on the Company's income tax provision and net income in the period in which such determination is made.

i .	Income before taxes on income is comprised as follows:

	Year ended December 31,
	2011	2012	2013

Domestic	$8,325	$8,530	$3,253
Foreign - U.S.A	(2,485)	(2,523)	(606)

	$5,840	$6,007	$2,647